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                         MAINSTAY VP SERIES FUND, INC.

                Supplement dated January 2, 2008 ("Supplement") to the Prospectus dated May 1, 2007, as supplemented from time to time

                           MainStay VP Bond Portfolio
                     MainStay VP Cash Management Portfolio
                       MainStay VP Common Stock Portfolio

     This Supplement updates certain information contained in the above-dated Prospectus for MainStay VP Series Fund, Inc. (the "Fund") regarding the above listed Portfolios, each a series of the Fund. You may obtain copies of the Prospectus and the Statements of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

     A. At a meeting held on December 7, 2007, the Board of Directors of the Fund voted to approve the following proposal, subject to shareholder approval:

        A revised and restated Management Agreement (the "New Management Agreement") between New York Life Investment Management LLC, the Fund's investment manager, and the Fund. One of the purposes of the New Management Agreement is to consolidate the existing advisory services agreement and administrative services agreement that these Portfolios and the other Fund Portfolios have into one agreement, consistent with the Fund's remaining Portfolios and the other Funds in the MainStay Group of Funds. As will be described more fully in the proxy statement to shareholders, the fee schedules related to the New Management Agreement will change. For certain Portfolios this change will consist of a combination of advisory and administrative fees, others will incur a fee increase, and these Portfolios will also have a new breakpoint schedule.

     Shareholders who own shares of the above listed Portfolios as of January 4, 2008 will receive further information regarding the proposal in a proxy statement that will be mailed on or about February 1, 2008. The proxy statement will include voting instruction cards with which to vote on the proposal, as applicable, at a special meeting to be held on March 17, 2008. If the proposal is approved by shareholders, the revised and restated Management Agreement will become effective on May 1, 2008.

     B. Effective immediately, the "Portfolio Managers" section, beginning on page A-16 of the Prospectus, is revised to amend the portfolio manager listing for the Common Stock Portfolio as follows:

        Common Stock Portfolio - Harvey Fram and Migene Kim

     C. Effective immediately, the "Portfolio Manager Biographies" section, beginning on page A-16 of the Prospectus, is amended to add the biography of Migene Kim:

        Migene Kim, CFA Ms. Kim has been a part of the management team for the VP Common Stock Fund since 2007. Prior to joining NYLIM in 2005, Ms. Kim spent seven years as a quantitative research analyst at INVESCO's Structured Products Group. She started her career as an analyst at the Market Risk Management Group of Chase Manhattan Bank in 1993. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. She is also a CFA charterholder.


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